Suresh Capital Maritime Partners Germany GmbH
Suresh Capital Maritime Partners I-B Germany GmbH
Reederei Hartmann GmbH & Co. KG
ATL Offshore GmbH
UOS United Offshore Support GmbH & Co. KG
HARTMANN OFFSHORE GmbH & Co. KG
ATL Offshore GmbH & Co. “ISLE OF BALTRUM” KG
ATL Offshore GmbH & Co. MS “JUIST” KG
ATL Offshore GmbH & Co. MS “NORDERNEY” KG
ATL Offshore GmbH & Co. “ISLE OF LANGEOOG” KG
ATL Offshore GmbH & Co. “ISLE OF AMRUM” KG
ATL Offshore GmbH & Co. “ISLE OF SYLT” KG
ATL Offshore GmbH & Co. “ISLE OF WANGEROOGE” KG
ATL Offshore GmbH & Co. “ISLE OF NEUWERK” KG
ATL Offshore GmbH & Co. “ISLE OF USEDOM” KG
ATL Offshore GmbH & Co. “ISLE OF MEMMERT” KG
ATL Offshore GmbH & Co. “ISLE OF MELLUM” KG
ATL Offshore GmbH & Co. “ISLE OF FEHMARN” KG

STANDSTILL AGREEMENT

Between

1.	Suresh Capital Maritime Partners Germany GmbH, registered in the Commercial Register of the District Court of Aurich under HR B 200300, Garrelstrasse 14, 26789 Leer, Germany
- “SCMP” -,

2.	Suresh Capital Maritime Partners I-B Germany GmbH, registered in the Commercial Register of the District Court of Aurich under HR B 110278, Schaarsteinwegsbrücke 2, 20459 Hamburg, Germany
- “SCMP” -,

3.	Reederei Hartmann GmbH & Co. KG, registered in the Commercial Register of the District Court of Aurich under HR A 111383, Neue Strasse 24, 26789 Leer, Germany
- “RHKG” -,

4.	ATL Offshore GmbH, registered in the Commercial Register of the District Court of Aurich under HR B 111472, Neue Strasse 24, 26789 Leer, Germany
- the “General Partner” –,

5.	UOS United Offshore Support GmbH & Co. KG, registered in the Commercial Register of the District Court of Aurich under HR A 200662, Nesseufer 14 a, 26789 Leer, Germany
- “UOS KG” -

6.	HARTMANN OFFSHORE GmbH & Co. KG, registered in the Commercial Register of the District Court of Aurich under HR A 201032, Neue Strasse 24, 26798 Leer, Germany
- “HARTMANN OFFSHORE” –

7.	ATL Offshore GmbH & Co. “ISLE OF BALTRUM” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200150, Neue Strasse 24, 26789 Leer, Germany
- “Baltrum KG” -,

8.	ATL Offshore GmbH & Co. MS “JUIST” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200138, Neue Strasse 24, 26789 Leer, Germany
- “Juist KG” -,

9.	ATL Offshore GmbH & Co. MS “NORDERNEY” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200152, Neue Strasse 24, 26789 Leer, Germany
- “Norderney KG” -,

10.	ATL Offshore GmbH & Co. “ISLE OF LANGEOOG” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200142, Neue Strasse 24, 26789 Leer, Germany
- “Langeoog KG” -,

11.	ATL Offshore GmbH & Co. “ISLE OF AMRUM” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200311, Neue Strasse 24, 26789 Leer, Germany
- “Amrum KG” -,

12.	ATL Offshore GmbH & Co. “ISLE OF SYLT” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200288, Neue Strasse 24, 26789 Leer, Germany
- “Sylt KG” -,

13.	ATL Offshore GmbH & Co. “ISLE OF WANGEROOGE” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200364, Neue Strasse 24, 26789 Leer, Germany
- “Wangerooge KG” -,

14.	ATL Offshore GmbH & Co. “ISLE OF NEUWERK” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200347, Neue Strasse 24, 26789 Leer, Germany
- “Neuwerk KG” -,

15.	ATL Offshore GmbH & Co. “ISLE OF USEDOM” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200346, Neue Strasse 24, 26789 Leer, Germany
- “Usedom KG” -,

16.	ATL Offshore GmbH & Co. “ISLE OF MEMMERT” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200393, Neue Strasse 24, 26789 Leer, Germany
- “Memmert KG” -,

17.	ATL Offshore GmbH & Co. “ISLE OF MELLUM” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200363, Neue Strasse 24, 26789 Leer, Germany
- “Mellum KG” -,

18.	ATL Offshore GmbH & Co. “ISLE OF FEHMARN” KG, registered in the Commercial Register of the District Court of Aurich under HR A 200377, Neue Strasse 24, 26789 Leer, Germany
- “Fehmarn KG” -,

- Baltrum KG, Juist KG, Norderney KG, Langeoog KG, Amrum KG, Sylt KG, Wangerooge KG, Neuwerk KG, Usedom KG, Memmert KG, Mellum KG and Fehmarn KG shall also be referred to jointly as the “KGs”

- All of the above named parties shall also each be referred to individually as a “Party” and jointly as “Parties” -

Introduction

(A)
Until June 2011, SCMP or SCMP I-B, respectively, held 75 % of the partnership interests in each of the KGs and RHKG, UOS and Hartmann Offshore together held 25 % of the partnership interests in each of the KGs. Each of the KGs conducts the business of owning and operating one A.H.T.S. vessel.

(B)
By way of Agreement on Loan Agreements and Transfer of Shares dated 21 June 2011 SCMP has transferred its complete partnership interests in Baltrum KG, in Langeoog KG and in Amrum KG and part of its partnership interest in Wangerooge KG to RHKG and to Hartmann Offshore and holds no more partnership interests in Baltrum KG, in Langeoog KG and Amrum KG and a partnership interest of 36.09 % in Wangerooge KG.

(C)	By letter of 18 November 2011, the General Partner has called for the payment of unpaid capital with a due date for payment on 25 November 2011 as follows:

KG	Called against	Amount EUR
Juist KG	SCMP	1,495,000
Norderney KG	SCMP	2,270,000
Sylt KG	SCMP	4,000,000
Neuwerk KG	SCMP	3,995,000
Usedom KG	SCMP	3,970,000

To date, SCMP has not effected payment. Section 4.4 of the partnership agreements of the KGs provides that the General Partner is entitled to agree either on the termination of the partnership with SCMP or decide on its exclusion as limited partner of the KG’s if SCMP does not pay the due amounts after a reminder of 4 weeks.

(D)
The Parties, i.e. SCMP and SCMP I-B on the one hand and the other limited partners in the KGs plus the General Partner on the other hand are currently negotiating an equitable agreement with a view to overcome the financial difficulties of the KGs and to enable the limited partners in the KGs to restructure their business relationship with one another.

(E)
The Parties had a meeting with Nord/LB on 29 November in Hanover as well as several meetings between representatives of SCMP and RHKG. They also made subsequent telephone calls and are engaged in an e-mail correspondence. The Parties wish to proceed with their negotiations towards an appropriate agreement as per section (D) above and wish to suspend any timelines running under the partnership agreements.

Against this background the Parties agree:

1.	Standstill

The due date for the capital calls made by the General Partner against SCMP as described in section (C) of the introduction, which has expired on Friday, November 25, 2011, is hereby extended to Tuesday, January 31, 2012. To the extent payments are not affected by the expiration of the extended due date, the General Partner is entitled, based on section 4.4 of the partnership agreements, to decide on the exclusion of SCMP as limited partner of the KGs immediately and without a further reminder.

2.	Good Faith Negotiations

The Parties undertake to pursue their negotiations towards an appropriate agreement as described in section (E) of the introduction in good faith. They will involve Nord/LB closely and in any event to the extent necessary to comply with the terms of the Nord/LB Loans.

3.	Form of Agreement

The Parties agree to enter into this Standstill Agreement by way of exchanging signed pdf-copies hereof via e-mail.

4.	Applicable Law / Jurisdiction

4.1
This Agreement and all claims and rights arising out of or in connection with this Agreement, with the exclusion of those rules of private international law that lead to the application of the law of another state, shall be exclusively governed by German law and shall be construed and enforced in accordance with German law.

4.2	Exclusive jurisdiction for all disputes out of or in connection with this Agreement, its completion or its implementation shall be Hamburg to the extent permissible by law.

Dallas, Texas, December 22, 2011

/Darrell Cain/
Suresh Capital Maritime Partners Germany GmbH represented by its managing director Darrell Cain

/Sivagnanam Suresh/
Suresh Capital Maritime Partners I-B Germany GmbH represented by its managing director Sivagnanam Suresh

/Dr. Niels Hartmann/
Reederei Hartmann GmbH & Co. KG represented by its general partner Reederei Alfred Hartmann Verwaltungsgesellschaft mbH which in turn is represented by its managing director Dr. Niels Hartmann

/Dr. Niels Hartmann/
ATL Offshore GmbH represented by its managing director Dr. Niels Hartmann

/Andre Groeneveld/
UOS United Offshore Support GmbH & Co. KG represented by its general partner UOS Verwaltungs GmbH which in turn is represented by its managing director Andre Groeneveld

/Heiko Dirks/
HARTMANN OFFSHORE GmbH & Co. KG represented by its general partner HARTMANN OFFSHORE Verwaltungs GmbH which in turn is represented by its managing director Heiko Dirks

/Dr. Niels Hartmann/
ATL Offshore GmbH & Co. “ISLE OF BALTRUM KG” represented by its general partner ATL Offshore GmbH which in turn is represented by its managing director Dr. Niels Hartmann

/Dr. Niels Hartmann/
ATL Offshore GmbH & Co. MS “JUIST” KG represented by its general partner ATL Offshore GmbH which in turn is represented by its managing director Dr. Niels Hartmann

/Dr. Niels Hartmann/
ATL Offshore GmbH & Co. MS “NORDERNEY” KG represented by its general partner ATL Offshore GmbH which in turn is represented by its managing director Dr. Niels Hartmann

/Dr. Niels Hartmann/
ATL Offshore GmbH & Co. “ISLE OF LANGEOOG” KG represented by its general partner ATL Offshore GmbH which in turn is represented by its managing director Dr. Niels Hartmann

/Dr. Niels Hartmann/
ATL Offshore GmbH & Co. “ISLE OF AMRUM” KG represented by its general partner ATL Offshore GmbH which in turn is represented by its managing director Dr. Niels Hartmann

/Dr. Niels Hartmann/
ATL Offshore GmbH & Co. “ISLE OF SYLT” KG represented by its general partner ATL Offshore GmbH which in turn is represented by its managing director Dr. Niels Hartmann

/Dr. Niels Hartmann/
ATL Offshore GmbH & Co. “ISLE OF WANGEROOGE” KG represented by its general partner ATL Offshore GmbH which in turn is represented by its managing director Dr. Niels Hartmann

/Dr. Niels Hartmann/
ATL Offshore GmbH & Co. “ISLE OF NEUWERK” KG represented by its general partner ATL Offshore GmbH which in turn is represented by its managing director Dr. Niels Hartmann

/Dr. Niels Hartmann/
ATL Offshore GmbH & Co. “ISLE OF USEDOM” KG represented by its general partner ATL Offshore GmbH which in turn is represented by its managing director Dr. Niels Hartmann

/Dr. Niels Hartmann/
ATL Offshore GmbH & Co. “ISLE OF MEMMERT” KG” represented by its general partner ATL Offshore GmbH which in turn is represented by its managing director Dr. Niels Hartmann

/Dr. Niels Hartmann/
ATL Offshore GmbH & Co. MS “MELLUM” KG represented by its general partner ATL Offshore GmbH which in turn is represented by its managing director Dr. Niels Hartmann

/Dr. Niels Hartmann/
ATL Offshore GmbH & Co. MS “FEHMARN” KG represented by its general partner ATL Offshore GmbH which in turn is represented by its managing director Dr. Niels Hartmann